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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K
                        ________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          DATE OF REPORT:  MAY 26, 2004
                        (Date of earliest event reported)
                        ________________________________

                               SEQUIAM CORPORATION
             (Exact name of registrant as specified in its charter)
                        ________________________________

           CALIFORNIA                     333-45678                  33-0875030
(State or other jurisdiction of   (Commission File Number)  (IRS Employer Identification
 incorporation or organization)                                          No.)
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                                300 SUNPORT LANE
                             ORLANDO, FLORIDA 32809
               (Address of principal executive offices, zip code)

                                 (407) 541-0773
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
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     On May 26, 2004, Sequiam Corporation announced that its common stock has been listed for trading on the Frankfurt Stock Exchange under the symbol RSQ.
Trading on the floor of the exchange and on Xetra(R), the Deutsche Borse AG electronic trading system, was authorized on May 19th, 2004.  A copy of the notification letter from Deutsche Borse AG and the press release are included herein as exhibit 99.1 and 99.2 respectively.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits.
          99.1 Letter from Deutsche Borse
          99.2 Press release of Sequiam Corporation dated May 26, 2004.

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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company
has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SEQUIAM  CORPORATION


Date:  May  26,  2004                    /s/  Mark  Mroczkowski
                                  Name:  Mark L. Mroczkowski
                                       -----------------------------------------
                                  Title: Senior Vice President and
                                        ----------------------------------------
                                         Chief Financial Officer
                                        ----------------------------------------

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